Liberty Equity Fund, Variable Series

77C Matters submitted to a vote of security holders

On February 16, 2005, a Special Meeting of the Shareholders of the Liberty Equity Fund, Variable Series was held to approve the following item, as described in the Proxy Statement for the Meeting. On December 1, 2004, the record date for the Meeting, the Fund had 2,392,892.624 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:

To approve an Agreement and Plan of Reorganization:

   For:           2,176,822.171       shares of beneficial interest being a
                                      majority of the shares represented
                                      at the Meeting
   Against:          61,113.877       shares of beneficial interest
   Abstain:         137,247.205       shares of beneficial interest


(proxy statement incorporated herein by reference to Accession number 0000950135-04-005572)



Columbia International Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Columbia High Yield Fund, Variable Series
Liberty Equity Fund, Variable Series (the Funds)

77D Policies with respect to security investments

On April 15, 2005, the following was added to the Funds' Statements of Additional Information

Proposed Fundamental Restrictions
The Funds may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or
     (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. [Except for Funds that are "concentrated" in an industry or group of related industries.] Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. [Except for Funds classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. [For municipal Funds only: For purposes of this restriction, tax exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.]



77E Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004. Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities.More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose.

On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

770 Transactions effected pursuant to Rule 10f-3

Liberty Select Value Fund, Variable Series

On January 20, 2005, Liberty Select Value Fund, Variable Series (Fund) purchased 11,300 par value of equity of Celanese Corp (Securities) for a total purchase price of $180,800 from Lehman Brothrs, Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

Colonial Strategic Income Fund, Variable Series

On January 20, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 75,000 par value of common stock notes of Carriage Service CVS 7 7/8 01/15/15 (Securities) for a total purchase price of $75,000 from Merrill Lynch Pierce, Fenner and Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

Colonial Strategic Income Fund, Variable Series

On January 24, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 175,000 par value of common stock notes of Intelsat, LTD 8 1/4 1/13 (Securities)for a total purchase price of $175,000 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

Colonial Strategic Income Fund, Variable Series

On January 24, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 100,000 par value of common stock notes of Intelsat, FLTR 1/12 (Securities)for a total purchase price of $100,000 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

Colonial Strategic Income Fund, Variable Series

On January 25, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 25,000 par value of common stock notes of Del Monte 6 3/4 2/15/15 (Securities)for a total purchase price of $25,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

Colonial Strategic Income Fund, Variable Series

On January 25, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 100,000 par value of common stock notes of Tenet Health Care THC
9 1/4 2/1/15 (Securities)for a total purchase price of $98,406 from Citigroup Global Markets./Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On February 3, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 125,000 par value of common stock notes of Mohegan Tribal Gaming
6 1/8 2/13 (Securities)for a total purchase price of $125,000 from Citigroup Global Markets./Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On February 4, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 25,000 par value of common stock notes of Radio One 6 3/8 2/13 (Securities)for a total purchase price of $25,000 from Credit Suisse First Boston Corporation pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On February 10, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 50,000 par value of common stock notes of NTK Holdings Inc. 3/14 (Securities)for a total purchase price of $31,068 from Credit Suisse First Boston Corporation pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On February 16, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 115,000 par value of common stock notes of Sanmina-Sci Corp 6 3/4 3/13 (Securities)for a total purchase price of $115,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On March 2, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 10,000 par value of common stock notes of Range Resources Corp 6 3/8 (Securities)for a total purchase price of $10,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On March 3, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 60,000 par value of common stock notes of Allied Waste 7 1/4 (Securities)for a total purchase price of $60,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On March 8, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 150,000 par value of common stock notes of Corrections Corp of America 6 1/4 (Securities)for a total purchase price of $150,000 from Lehman Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On March 15, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 25,000 par value of common stock notes of Davita Inc. 6 5/8 (Securities)for a total purchase price of $25,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On March 15, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 40,000 par value of common stock notes of Davita Inc. 7 1/4 (Securities)for a total purchase price of $40,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On March 22, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 155,000 par value of common stock notes of Abitibi-Consolidated 8 3/8 (Securities)for a total purchase price of $155,000 from Citigroup Globa Markets/ Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On April 15, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 70,000 par value of common stock notes of Whiting Petroleum 7.25% (Securities) for a total purchase price of $68,954.90 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lunch & Co.; Lehman Brothers; AG Edwards & Sons Inc.; JP Morgan Securities; Key Bank National Association; Raymond James & Associates Inc.; Wachovia Securities Inc.: Bear Stearns & Co., Inc.; Citigroup; JP Morgan Securities; Credit Suisse Frist Boston Corp.; Deutsche Bank Securities, Inc.; HSBC Securities; RBS Greenwich Capital; Barclays Capital; Morgan Stanley; Loop Capital Markets LLC; Piper Jaffray & Co. First Albany Capital.

On June 22, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 50,000 par value of common stock notes of Residential Capital 6.875 6/30/15 (Securities) for a total purchase price of $49,692.50 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lunch & Co.; Lehman Brothers; AG Edwards & Sons Inc.; JP Morgan Securities; Key Bank National Association; Raymond James & Associates Inc.; Wachovia Securities Inc.: Bear Stearns & Co., Inc.; Citigroup; JP Morgan Securities; Credit Suisse Frist Boston Corp.; Deutsche Bank Securities, Inc.; HSBC Securities; RBS Greenwich Capital; Barclays Capital; Morgan Stanley; Loop Capital Markets LLC; Piper Jaffray & Co. First Albany Capital.

On June 22, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 50,000 par value of common stock notes of Residential Capital 6.375 6/30/10 (Securities) for a total purchase price of $49,853.00 from Citigroup/ Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lunch & Co.; Lehman Brothers; AG Edwards & Sons Inc.; JP Morgan Securities; Key Bank National Association; Raymond James & Associates Inc.; Wachovia Securities Inc.: Bear Stearns & Co., Inc.; Citigroup; JP Morgan Securities; Credit Suisse Frist Boston Corp.; Deutsche Bank Securities, Inc.; HSBC Securities; RBS Greenwich Capital; Barclays Capital; Morgan Stanley; Loop Capital Markets LLC; Piper Jaffray & Co. First Albany Capital.